                                           Exhibit (24)
                                           Unicom Corporation
                                           Form S-8 File No. 333-

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director of Unicom Corporation, an Illinois corporation, does hereby constitute and appoint JAMES J. O'CONNOR, LEO F. MULLIN, SAMUEL K. SKINNER and DAVID A. SCHOLZ, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, a Registration Statement under the Securities Act of 1933 relating to the issuance by Unicom Corporation of up to 350,000 shares of its Common Stock to the Commonwealth Edison Employee Savings and Investment Plan and any and all amendments or supplements to such Registration Statement; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of May, 1996.



                                                     Edward A. Brennan
                                           ------------------------------------

STATE OF ILLINOIS  )
                   ) SS
COUNTY OF COOK     )

          I, Mary T. Snyder, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that EDWARD A. BRENNAN, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered said instrument as his free and voluntary act, for the uses and purposes therein set forth.

          GIVEN under my hand and the notarial seal this 22nd day of May, 1996.

                                                    Mary T. Snyder
                                            -----------------------------------
                                                    Mary T. Snyder
                                                    Notary Public
                                                    (Notary Public Seal)

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director of Unicom Corporation, an Illinois corporation, does hereby constitute and appoint JAMES J. O'CONNOR, LEO F. MULLIN, SAMUEL K. SKINNER and DAVID A. SCHOLZ, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, a Registration Statement under the Securities Act of 1933 relating to the issuance by Unicom Corporation of up to 350,000 shares of its Common Stock to the Commonwealth Edison Employee Savings and Investment Plan and any and all amendments or supplements to such Registration Statement; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of May, 1996.



                                                      James W. Compton
                                            -----------------------------------

STATE OF ILLINOIS )
                  ) SS
COUNTY OF COOK    )

          I, Mary T. Snyder, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that JAMES W. COMPTON, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered said instrument as his free and voluntary act, for the uses and purposes therein set forth.

          GIVEN under my hand and the notarial seal this 22nd day of May, 1996.


                                                      Mary T. Snyder
                                            -----------------------------------
                                                      Mary T. Snyder
                                                      Notary Public
                                                   (Notary Public Seal)

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director of Unicom Corporation, an Illinois corporation, does hereby constitute and appoint JAMES J. O'CONNOR, LEO F. MULLIN, SAMUEL K. SKINNER and DAVID A. SCHOLZ, and each of them, her true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, a Registration Statement under the Securities Act of 1933 relating to the issuance by Unicom Corporation of up to 350,000 shares of its Common Stock to the Commonwealth Edison Employee Savings and Investment Plan and any and all amendments or supplements to such Registration Statement; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of May, 1996.


                                                       Sue Ling Gin
                                            -----------------------------------

STATE OF ILLINOIS )
                  ) SS
COUNTY OF COOK    )

          I, Mary T. Snyder, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that SUE L. GIN, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that she signed and delivered said instrument as her free and voluntary act, for the uses and purposes therein set forth.

          GIVEN under my hand and the notarial seal this 22nd day of May, 1996.


                                                      Mary T. Snyder
                                            -----------------------------------
                                                      Mary T. Snyder
                                                      Notary Public
                                                   (Notary Public Seal)

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director of Unicom Corporation, an Illinois corporation, does hereby constitute and appoint JAMES J. O'CONNOR, LEO F. MULLIN, SAMUEL K. SKINNER and DAVID A. SCHOLZ, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, a Registration Statement under the Securities Act of 1933 relating to the issuance by Unicom Corporation of up to 350,000 shares of its Common Stock to the Commonwealth Edison Employee Savings and Investment Plan and any and all amendments or supplements to such Registration Statement; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of May, 1996.



                                                      Donald P. Jacobs
                                            -----------------------------------

STATE OF ILLINOIS )
                  ) SS
COUNTY OF COOK    )

          I, Mary T. Snyder, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that DONALD P. JACOBS, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered said instrument as his free and voluntary act, for the uses and purposes therein set forth.

          GIVEN under my hand and the notarial seal this 22nd day of May, 1996.


                                                      Mary T. Snyder
                                            -----------------------------------
                                                      Mary T. Snyder
                                                      Notary Public
                                                   (Notary Public Seal)

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director of Unicom Corporation, an Illinois corporation, does hereby constitute and appoint JAMES J. O'CONNOR, LEO F.MULLIN, SAMUEL K. SKINNER and DAVID A. SCHOLZ, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, a Registration Statement under the Securities Act of 1933 relating to the issuance by Unicom Corporation of up to 350,000 shares of its Common Stock to the Commonwealth Edison Employee Savings and Investment Plan and any and all amendments or supplements to such Registration Statement; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of May, 1996.


                                                     Edgar D. Jannotta
                                            -----------------------------------

STATE OF ILLINOIS )
                  ) SS
COUNTY OF COOK    )

          I, Mary T. Snyder, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that EDGAR D. JANNOTTA, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered said instrument as his free and voluntary act, for the uses and purposes therein set forth.

          GIVEN under my hand and the notarial seal this 22nd day of May, 1996.


                                                      Mary T. Snyder
                                            -----------------------------------
                                                      Mary T. Snyder
                                                      Notary Public
                                                   (Notary Public Seal)

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director of Unicom Corporation, an Illinois corporation, does hereby constitute and appoint JAMES J. O'CONNOR, LEO F. MULLIN, SAMUEL K. SKINNER and DAVID A. SCHOLZ, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, a Registration Statement under the Securities Act of 1933 relating to the issuance by Unicom Corporation of up to 350,000 shares of its Common Stock to the Commonwealth Edison Employee Savings and Investment Plan and any and all amendments or supplements to such Registration Statement; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of May, 1996.



                                                     George E. Johnson
                                           ------------------------------------

STATE OF ILLINOIS )
                  ) SS
COUNTY OF COOK    )

          I, Mary T. Snyder, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that GEORGE E. JOHNSON, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered said instrument as his free and voluntary act, for the uses and purposes therein set forth.

          GIVEN under my hand and the notarial seal this 22nd day of May, 1996.


                                                      Mary T. Snyder
                                            -----------------------------------
                                                      Mary T. Snyder
                                                      Notary Public
                                                   (Notary Public Seal)

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director of Unicom Corporation, an Illinois corporation, does hereby constitute and appoint JAMES J. O'CONNOR, LEO F. MULLIN, SAMUEL K. SKINNER and DAVID A. SCHOLZ, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, a Registration Statement under the Securities Act of 1933 relating to the issuance by Unicom Corporation of up to 350,000 shares of its Common Stock to the Commonwealth Edison Employee Savings and Investment Plan and any and all amendments or supplements to such Registration Statement; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of May, 1996.


                                                      Edward A. Mason
                                            -----------------------------------

STATE OF ILLINOIS )
                  ) SS
COUNTY OF COOK    )

          I, Mary T. Snyder, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that EDWARD A. MASON, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered said instrument as his free and voluntary act, for the uses and purposes therein set forth.

          GIVEN under my hand and the notarial seal this 22nd day of May, 1996.

                                                      Mary T. Snyder
                                            -----------------------------------
                                                      Mary T. Snyder
                                                      Notary Public
                                                   (Notary Public Seal)

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director and Officer of Unicom Corporation, an Illinois corporation, does hereby constitute and appoint JAMES J. O'CONNOR and DAVID A. SCHOLZ, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and Officer, a Registration Statement under the Securities Act of 1933 relating to the issuance by Unicom Corporation of up to 350,000 shares of its Common Stock to the Commonwealth Edison Employee Savings and Investment Plan and any and all amendments or supplements to such Registration Statement; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of May, 1996.


                                                       Leo F. Mullin
                                            -----------------------------------

STATE OF ILLINOIS )
                  ) SS
COUNTY OF COOK    )

          I, Mary T. Snyder, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that LEO F. MULLIN, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered said instrument as his free and voluntary act, for the uses and purposes therein set forth.

          GIVEN under my hand and the notarial seal this 22nd day of May, 1996.

                                                      Mary T. Snyder
                                            -----------------------------------
                                                      Mary T. Snyder
                                                      Notary Public
                                                   (Notary Public Seal)

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director of Unicom Corporation, an Illinois corporation, does hereby constitute and appoint JAMES J. O'CONNOR, LEO F. MULLIN, SAMUEL K. SKINNER and DAVID A. SCHOLZ, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, a Registration Statement under the Securities Act of 1933 relating to the issuance by Unicom Corporation of up to 350,000 shares of its Common Stock to the Commonwealth Edison Employee Savings and Investment Plan and any and all amendments or supplements to such Registration Statement; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of May, 1996.



                                                      Frank A. Olson
                                            -----------------------------------

STATE OF ILLINOIS )
                  ) SS
COUNTY OF COOK    )

          I, Mary T. Snyder, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that FRANK A. OLSON, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered said instrument as his free and voluntary act, for the uses and purposes therein set forth.

          GIVEN under my hand and the notarial seal this 22nd day of May, 1996.


                                                      Mary T. Snyder
                                            -----------------------------------
                                                      Mary T. Snyder
                                                      Notary Public
                                                   (Notary Public Seal)

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director and Officer of Unicom Corporation, an Illinois corporation, does hereby constitute and appoint JAMES J. O'CONNOR and DAVID A. SCHOLZ, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and Officer, a Registration Statement under the Securities Act of 1933 relating to the issuance by Unicom Corporation of up to 350,000 shares of its Common Stock to the Commonwealth Edison Employee Savings and Investment Plan and any and all amendments or supplements to such Registration Statement; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of May, 1996.


                                                     Samuel K. Skinner
                                           ------------------------------------

STATE OF ILLINOIS )
                  ) SS
COUNTY OF COOK    )

          I, Mary T. Snyder, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that SAMUEL K. SKINNER, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered said instrument as his free and voluntary act, for the uses and purposes therein set forth.

          GIVEN under my hand and the notarial seal this 22nd day of May, 1996.


                                                      Mary T. Snyder
                                            -----------------------------------
                                                      Mary T. Snyder
                                                      Notary Public
                                                   (Notary Public Seal)